Exhibit 99.1

For Immediate Release	Contact:	David F. Kirby
Hudson Highland Group
212-351-7216
david.kirby@hhgroup.com

Hudson Highland Group Reports 2007 Second Quarter Financial Results

NEW YORK, NY – July 25, 2007 – Hudson Highland Group, Inc. (Nasdaq: HHGP), one of the world’s leading providers of permanent recruitment, contract professionals and talent management solutions, today announced financial results for the second quarter ended June 30, 2007.

2007 Second Quarter Summary

•	Revenue of $348.9 million, a decrease of 0.9 percent from $352.1 million for the second quarter of 2006

•	Gross margin of $137.6 million, or 39.4 percent of revenue, up 7.0 percent from $128.6 million, or 36.5 percent of revenue, for the same year-ago period

•	Adjusted EBITDA of $13.2 million, or 3.8 percent of revenue, up 42.7 percent from $9.3 million for the second quarter of 2006

•	EBITDA of $11.7 million, or 3.3 percent of revenue, up 36.9 percent from $8.5 million for the same period last year

•	Net income of $3.2 million, or $0.13 per basic and $0.12 per diluted share, compared with net income of $2.2 million, or $0.09 per basic and diluted share, for the second quarter of 2006

“During the second quarter, we delivered strong improvement over the same period last year, largely driven by our Europe and Asia Pacific operations,” said Jon Chait, Hudson Highland Group chairman and chief executive officer. “EBITDA increased faster than gross margin as we continue to benefit from operating leverage.”

“While last year’s particularly strong third quarter performance will be tough to beat, we remain squarely focused on driving steady operational and profitability improvements,” said Mary Jane Raymond, executive vice president and chief financial officer.

Guidance

The company currently expects third quarter 2007 revenue of $340 - $355 million at prevailing exchange rates and adjusted EBITDA of $9 - $12 million. This compares with revenue of $352.5 million and adjusted EBITDA of $12.1 million in the third quarter of 2006.

2007 Six-Month Results

For the first six months of 2007, the company reported revenue of $686.8 million, up 1.1 percent from $679.4 million for the same six month period last year. Net income was $3.6 million, or $0.14 per basic and diluted share, compared with a net loss of $5.9 million, or ($0.24) per basic and diluted share, for the same six month period last year.

Additional Information

Please find additional information about the company’s quarterly results in the shareholder letter in the investor information section of the company’s website at www.hhhgroup.com.

Conference Call/Webcast

Hudson Highland Group will conduct a conference call Thursday, July 26, 2007 at 9:00 AM ET to discuss this announcement. Investors wishing to participate can join the conference call by dialing 1-800-374-1532 followed by the participant passcode 7025727 at 8:50 AM ET. For those outside the United States, please call in on 1-706-634-5594 followed by the participant passcode 7025727. Hudson Highland Group’s quarterly conference call can also be accessed online through Yahoo! Finance at www.yahoo.com and the investor information section of the company’s website at www.hhgroup.com.

The archived call will be available for one week by dialing 1-800-642-1687 followed by the participant passcode 7025727. For those outside the United States, the call will be available on 1-706-645-9291 followed by the participant passcode 7025727.

About Hudson Highland Group

Hudson Highland Group, Inc. is a leading provider of permanent recruitment, contract professionals and talent management services worldwide. From single placements to total outsourced solutions, Hudson helps clients achieve greater organizational performance by assessing, recruiting, developing and engaging the best and brightest people for their businesses. The company employs more than 3,600 professionals serving clients and candidates in more than 20 countries. More information is available at www.hhgroup.com.

Safe Harbor Statement

This press release contains statements that the company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including those under the caption “Guidance” and other statements regarding the company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors include, but are not limited to, the company’s history of negative cash flows and operating losses may continue; the ability of clients to terminate their relationship with the company at any time; the impact of global economic fluctuations on temporary contracting operations; risks and financial impact associated with acquisitions and dispositions of non-strategic assets; the company’s reliance on information systems and technology; competition; fluctuations in operating results; risks relating to foreign operations, including foreign currency fluctuations; dependence on highly skilled professionals and key management personnel; restrictions imposed by blocking arrangements; exposure to employment-related claims and limits on insurance coverage related thereto; government regulations; and restrictions on the company’s operating flexibility due to the terms of its credit facility. Additional information concerning these and other factors is contained in the company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release. The company assumes no obligation, and expressly disclaims any obligation, to review or confirm analysts’ expectations or estimates or to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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Financial Tables Follow

HUDSON HIGHLAND GROUP, INC.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007 (1)	2006 (1)	2007 (1)	2006 (1)
Revenue	$348,861	$352,084	$686,760	$679,368
Direct costs	211,258	223,458	423,277	440,061

Gross margin	137,603	128,626	263,483	239,307
Operating expenses:
Selling, general and administrative	124,399	119,374	243,465	233.670
Depreciation and amortization	3,952	4,028	7,761	8,213
Business reorganization expenses	1,578	658	4,694	658
Merger and integration expenses (recoveries)	(42)	72	(42)	72

Total operating expenses	129,887	124,132	255,878	242,613
Operating income (loss)	7,716	4,494	7,605	(3,306)
Other income (expense):
Interest, net	435	(760)	657	(1,152)
Other, net	(21)	128	2,579	1,059

Income (loss) from continuing operations before income taxes	8,130	3,862	10,841	(3,399)
Provision for income taxes	4,637	2,586	7,014	4,026

Income (loss) from continuing operations	3,493	1,276	3,827	(7,425)
Income (loss) from discontinued operations, net of income taxes	(258)	890	(239)	1,511

Net income (loss)	$3,235	$2,166	$3,588	$(5,914)

Basic income (loss) per share:
Income (loss) from continuing operations	$0.14	$0.05	$0.15	$(0.31)
Income (loss) from discontinued operations	(0.01)	0.04	(0.01)	0.07

Net income	$0.13	$0.09	$0.14	$(0.24)

Diluted income (loss) per share:
Income (loss) from continuing operations	$0.13	$0.05	$0.15	$(0.31)
Income (loss) from discontinued operations	(0.01)	0.04	(0.01)	0.07

Net income (loss)	$0.12	$0.09	$0.14	$(0.24)

Weighted average shares outstanding
Basic	25,247,000	24,414,000	25,084,000	24,318,000
Diluted	26,164,000	25,172,000	25,907,000	24,318,000

(1)	Note – 2007 and 2006 financial statements have been adjusted to reflect the Highland Partners segment as a discontinued operation. The sale of Highland Partners was completed effective on October 1, 2006.

HUDSON HIGHLAND GROUP, INC.

CONSOLIDATED CONDENSED BALANCE SHEETS

(in thousands, except share and per share amounts)

	June 30, 2007 (1)	December 31, 2006 (1)
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$56,727	$44,649
Accounts receivable, net	225,593	218,722
Prepaid and other	16,428	16,736

Total current assets	298,748	280,107
Intangibles, net	45,227	37,612
Property and equipment, net	28,730	28,105
Other assets	5,774	5,045

Total assets	$378,479	$350,869

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$31,981	$24,075
Accrued expenses and other current liabilities	132,589	134,043
Short-term borrowings and current portion of long-term debt	321	238
Accrued business reorganization expenses	3,805	5,077
Accrued merger and integration expenses	384	837

Total current liabilities	169,080	164,270
Other non-current liabilities	17,643	8,204
Accrued business reorganization expenses, non-current	4,305	3,409
Accrued merger and integration expenses, non-current	1,380	1,721
Long-term debt, less current portion	100	235

Total liabilities	192,508	177,839

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized; issued: 25,540,213 and 24,957,732 shares, respectively	26	25
Additional paid-in capital	436,835	427,645
Accumulated deficit	(298,290)	(298,344)
Accumulated other comprehensive income—translation adjustments	47,681	43,934
Treasury stock, 18,431 and 15,798 shares, respectively	(281)	(230)

Total stockholders’ equity	185,971	173,030

	$378,479	$350,869

(1)	Note – 2007 and 2006 financial statements have been adjusted to reflect the Highland Partners segment as a discontinued operation. The sale of Highland Partners was completed effective on October 1, 2006.

HUDSON HIGHLAND GROUP, INC.

SEGMENT ANALYSIS

(in thousands)

(unaudited)

For the Three Months Ended June 30, 2007 (1)	Hudson Americas	Hudson Europe	Hudson Asia Pacific	Corporate	Total
Revenue	$106,615	$125,745	$116,501	$—	$348,861

Gross margin	$25,962	$64,488	$47,153	$—	$137,603

Adjusted EBITDA (2)	$(751)	$10,886	$9,617	$(6,548)	$13,204
Business reorganization expenses	(7)	(7)	17	1,575	1,578
Merger and integration recoveries	(42)	—	—	—	(42)

EBITDA (2)	(702)	10,893	9,600	(8,123)	11,668
Depreciation and amortization	1,180	1,714	992	66	3,952

Operating income (loss)	$(1,882)	$9,179	$8,608	$(8,189)	$7,716

For the Three Months Ended June 30, 2006 (1)	Hudson Americas	Hudson Europe	Hudson Asia Pacific	Corporate	Total
Revenue	$119,145	$122,062	$110,877	$—	$352,084

Gross margin	$28,971	$56,225	$43,430	$—	$128,626

Adjusted EBITDA (2)	$(1,416)	$7,972	$9,541	$(6,845)	$9,252
Business reorganization expenses (recoveries)	250	(57)	152	313	658
Merger and integration expense	72	—	—	—	72

EBITDA (2)	(1,738)	$8,029	9,389	(7,158)	8,522
Depreciation and amortization	1,313	1,776	771	168	4,028

Operating income (loss)	$(3,051)	$6,253	$8,618	$(7,326)	$4,494

(1)	Note – 2007 and 2006 financial statements have been adjusted to reflect the Highland Partners segment as a discontinued operation. The sale of Highland Partners was completed effective on October 1, 2006.
(2)	Non-GAAP earnings before interest, income taxes, special charges, other non-operating expense, and depreciation and amortization (“Adjusted EBITDA”) and non-GAAP earnings before interest, income taxes, other non-operating expense, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted EBITDA and EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, adjusted EBITDA and EBITDA as presented above may not be comparable with similarly titled measures reported by other companies. Amortization for 2006 includes accelerated amortization expense related to changes in estimates and valuations.

HUDSON HIGHLAND GROUP, INC.

SEGMENT ANALYSIS

(in thousands)

(unaudited)

For the Six Months Ended June 30, 2007 (1)	Hudson Americas	Hudson Europe	Hudson Asia Pacific	Corporate	Total
Revenue	$219,419	$247,753	$219,588	$—	$686,760

Gross margin	$53,032	$123,511	$86,940	$—	$263,483

Adjusted EBITDA (2)	$(882)	$18,133	$15,565	$(12,798)	$20,018
Business reorganization expenses	722	2,440	31	1,501	4,694
Merger and integration recoveries	(42)	—	—	—	(42)

EBITDA (2)	(1,562)	15,693	15,534	(14,299)	15,366
Depreciation and amortization	2,329	3,367	1,884	181	7,761

Operating income (loss)	$(3,891)	$12,326	$13,650	$(14,480)	$7,605

For the Six Months Ended June 30, 2006 (1)	Hudson Americas	Hudson Europe	Hudson Asia Pacific	Corporate	Total
Revenue	$229,750	$238,203	$211,415	$—	$679,368

Gross margin	$51,826	$107,190	$80,291	$—	$239,307

Adjusted EBITDA (2)	$(7,391)	$13,522	$14,273	$(14,767)	$5,637
Business reorganization expenses (recoveries)	250	(57)	152	313	658
Merger and integration expense	72	—	—	—	72

EBITDA (2)	(7,713)	13,579	14,121	(15,080)	4,907
Depreciation and amortization	2,819	3,515	1,546	333	8,213

Operating income (loss)	$(10,532)	$10,064	$12,575	$(15,413)	$(3,306)

(1)	Note – 2007 and 2006 financial statements have been adjusted to reflect the Highland Partners segment as a discontinued operation. The sale of Highland Partners was completed effective on October 1, 2006.
(2)	Non-GAAP earnings before interest, income taxes, special charges, other non-operating expense, and depreciation and amortization (“Adjusted EBITDA”) and non-GAAP earnings before interest, income taxes, other non-operating expense, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted EBITDA and EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, adjusted EBITDA and EBITDA as presented above may not be comparable with similarly titled measures reported by other companies. Amortization for 2006 includes accelerated amortization expense related to changes in estimates and valuations.

HUDSON HIGHLAND GROUP, INC.

(in thousands)

For the Three Months Ended September 30, 2006 (1)	Total
Adjusted EBITDA (2)	$12,122
Business reorganization expenses	2,090
Merger and integration (recoveries)	14

EBITDA (2)	10,018
Depreciation and amortization	3,868

Operating income	$6,150

(1)	Note – 2007 and 2006 financial statements have been adjusted to reflect the Highland Partners segment as a discontinued operation. The sale of Highland Partners was completed effective on October 1, 2006.
(2)	Non-GAAP earnings before interest, income taxes, special charges, other non-operating expense, and depreciation and amortization (“Adjusted EBITDA”) and non-GAAP earnings before interest, income taxes, other non-operating expense, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted EBITDA and EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, adjusted EBITDA and EBITDA as presented above may not be comparable with similarly titled measures reported by other companies. Amortization for 2006 includes accelerated amortization expense related to changes in estimates and valuations.